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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)

                                February 9, 1997


                                AQUASEARCH, INC.
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Colorado
                                    --------
                  (State or Other Jurisdiction of Incorporation)


    33-23460-LA                                            33-003435
--------------------                        -----------------------------------
(Commission File No.)                       (IRS Employer Identification Number)


                         73-4460 Queen Ka'ahumanu Highway
                                    Suite 110
                            Kailua-Kona, Hawaii 96740
                            -------------------------
                    (Address of Principal Executive Offices)


                                  (808) 326-9301
                                  --------------
                (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
                                   --------------
             (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Johnson, Holscher & Company ("Johnson Holscher") was previously the principal accountants for Aquasearch, Inc. (the "Company"). On February 9, 1997, that firm's appointment as principal accountants was terminated by dismissal and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

        In connection with the audits of the two fiscal years ended October 31, 1995 and the subsequent interim period through February 9, 1997, there were no disagreements between Johnson Holscher and the Company with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Johnson Holscher's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports of Johnson Holscher on the financial statements of the Company as of and for the years ended October 31, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows with respect to the 1994 audit report:

        As shown in the financial statements, the Company incurred a net loss of $240,090 for the year ended October 31, 1994, and has incurred substantial net losses for each of the past five years. These factors, and others discussed in Note 6, indicate that there is substantial doubt about the Company being able to continue in existence. Accordingly, the assets and the liabilities of the Company have been written down to liquidation basis.

ITEM 7. EXHIBITS

                             INDEX TO EXHIBITS
                                                       SEQUENTIALLY
                                                       NUMBERED
EXHIBITS                                               PAGE
--------                                               ------------
  4.2     Articles of Incorporation of Registrant           (A)
  5.3     By-Laws of Registrant                             (A)
  16      Letter re Change in Certifying Accountant

------------
(A) Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1995.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 11, 1997

                                  AQUASEARCH, INC.


                                  By: /s/ Mark E. Huntley
                                     ------------------------------------------
                                          Mark E. Huntley, Ph.D.
                                          President and Chief Executive Officer